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                                                                   Exhibit 10.49


                      FIRST AMENDMENT TO CREDIT AGREEMENT

      This First Amendment to Credit Agreement (the "AMENDMENT") is dated as of
the    day of April, 2003, by and between G REIT, L.P., a Virginia limited partnership ("BORROWER"), the lenders party to the Credit Agreement (as hereinafter defined) (the "LENDERS"), and LASALLE BANK NATIONAL ASSOCIATION, as agent for the Lenders ("AGENT").

                                R E C I T A L S

      WHEREAS, Borrower, Agent and the Lenders are parties to a Credit Agreement dated as of January 31, 2003 (including all exhibits and riders thereto and as amended, restated, supplemented or otherwise modified from time to time, referred to herein as the "CREDIT AGREEMENT") pursuant to which the Lenders agreed to make Advances (as defined in the Credit Agreement) and issue Letters of Credit (as defined in the Credit Agreement) to Borrower in an aggregate amount not to exceed $25,000,000 ("ORIGINAL COMMITMENT"); and

      WHEREAS, Borrower desires to obtain an increase in the Original Commitment to $40,000,000 and make certain other modifications to the Credit Agreement;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, Borrower, Agent and the Lenders agree as follows:

      SECTION 1. RECITALS. The Recitals to this Amendment are hereby incorporated herein in their entirety by this reference thereto and deemed to be a part hereof.

      SECTION 2. AMENDMENTS TO CREDIT AGREEMENT.

      2.1 Increased Commitment. Section 2.1(b) of the Credit Agreement is hereby amended by replacing the words "Twenty Five Million and No/100 Dollars ($25,000,000.00)" with the words "Forty Million and No/100 Dollars ($40,000,000.00)". Each reference in the Credit Agreement, including, without limitation, any and all references in the Exhibits A, D, E, F, G, H, I, J, L, M, N and R thereto, to "Twenty Five Million and No/100 Dollars" or "$25,000,000.00" is hereby replaced with "Forty Million and No/100 Dollars" or "$40,000,000.00" (as applicable).

      2.2 Applicable Rate. Section 2.6(a) of the Credit Agreement is hereby amended to add the following proviso at the end of the first sentence: ", provided, however, if Mortgagor satisfies the Rate Reduction Conditions and during the time such Rate Reduction Conditions remain satisfied, then in no event will the Applicable Rate ever be less than three and 90/100 percent (3.90%) per annum".

      2.3 Letters of Credit. Section 2.17(d) of the Credit Agreement is hereby amended to replace the words "Six Million Two Hundred Fifty Thousand and No/100 Dollars ($6,250,000.00)" with the words "Ten Million and No/100 Dollars ($10,000,000.00)".
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      SECTION 3. REPRESENTATION OF THE WARRANTIES. To induce Agent and the
Lenders to amend the Credit Agreement, Borrower represents and warrants to Agent and the Lenders that:

      3.1 Compliance with Credit Agreement. On the date hereof, Borrower is in compliance with the terms and provisions of the Credit Agreement and the Loan Documents and no Event of Default specified therein has occurred which has not been waived in writing by Agent and/or the Lenders.

      3.2 Representations and Warranties. On the date hereof, the representations and warranties set forth in the Credit Agreement are true and correct with the same effect as if such representations and warranties have been made on the date hereof except to the extent such representations and warranties expressly relate to an earlier date.

      3.3 Authority of Borrower. Borrower has full power and authority to enter into this Amendment and to incur and perform the obligations provided for under this Amendment and the Credit Agreement, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders or of any public authority or regulatory body is required as a condition to the validity or enforceability of this Amendment.

      3.4 Amendment as Binding Agreement. This Amendment constitutes a valid and legally binding obligation of Borrower, fully enforceable against Borrower in accordance with its terms.

      3.5 No Conflicting Agreements. The execution and performance by the Borrower of this Amendment will not (i) violate any provision of law, any order of any court or other agency of government, or the organizational documents of Borrower, or (ii) violate any indenture, contract, agreement or other instrument to which Borrower is a party, or by which its property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such indenture, contract, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower.

      SECTION 4. CONDITIONS PRECEDENT.

      The agreement by the Lenders and Agent to amend the Credit Agreement pursuant to the terms of this Amendment is subject to the satisfaction by Borrower of the following conditions precedent:

      4.1 Fee. In addition to the fees previously paid under the Credit Agreement, Borrower shall have paid to Agent, on behalf of the Lenders, a non-refundable facility commitment fee in the amount of $187,500.

      4.2 Reaffirmation of Guaranty. The Lender shall have received an executed Reaffirmation of Guaranty from Guarantors reaffirming their respective obligations to Agent, on behalf of the Lenders, under the Guaranty, in the form of Exhibit A attached hereto.


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      4.3 Promissory Note and Note Assumption. Borrower shall have delivered an amended and restated Promissory Note to Agent in the original principal amount of $40,000,000.00 in the form of Exhibit B attached hereto and shall cause each Executing Subsidiary who has executed a Note Assumption prior to the date hereof to execute and deliver to Agent an amended and restated Note Assumption in the form of Exhibit C.

      SECTION 5. GENERAL PROVISIONS.

      5.1 Capitalized Terms. The capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement unless otherwise defined herein.

      5.2 Ratification. Except as amended by this Amendment, the terms and provisions of the Credit Agreement shall remain in full force and effect and are hereby affirmed, confirmed and ratified in all respects. Borrower confirms, affirms and ratifies without condition, all liens and security interests, if any, granted to the Lenders pursuant to the Credit Agreement and the Loan Documents, and such liens and security interests shall continue to secure the obligations and liabilities of Borrower to the Lenders, including but not limited to, all loans made by the Lenders to the Borrower under the Credit Agreement as amended by this Amendment.

      5.3 Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois, and the obligations of Borrower under this Amendment are and shall arise absolutely and unconditionally upon the execution and delivery of this Amendment.

      5.4 Counterparts. This Amendment may be executed in any number of counterparts, and by Agent, the Lenders and Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

      5.5 Credit Agreement References. On or after the effective date hereof, each reference in the Credit Agreement to this "Agreement", "hereof" or words of like import, or to the "Credit Agreement" in any other instrument, document or agreement executed in connection with the Credit Agreement shall, in each case, unless the context otherwise requires, be deemed to refer to the Credit Agreement as amended hereby.

      5.6 No Waiver. No failure on the part of Agent or the Lenders to exercise, and no delay in exercising, any right under the Credit Agreement or any Loan Documents or under this Amendment shall operate as a waiver thereof; nor shall any single or partial exercise of any right under the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and are not exclusive of any remedies provided by law or equity.

               (Remainder of this page intentionally left blank)


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      IN WITNESS WHEREOF, Agent, Borrower and the Lenders have caused this
Amendment to be duly executed as of the date first above written.

                                   G REIT, L.P., a Virginia limited partnership

                                   By: G REIT, Inc., a Virginia corporation, its
                                       managing member

                                   By: /s/ ANTHONY W. THOMPSON
                                       ---------------------------
                                       Anthony W. Thompson
                                       President

                                   LASALLE BANK NATIONAL
                                   ASSOCIATION, as agent for the Lenders

                                   By:
                                      ----------------------------
                                      Its:
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                                   LASALLE BANK NATIONAL
                                   ASSOCIATION, as Lender

                                   By:
                                      ----------------------------
                                      Its:
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